UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019 (May 2, 2019)
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders of AG Mortgage Investment Trust, Inc. (the “Company”) held on May 2, 2019, the Company’s stockholders voted on the following matters which were set forth in the notice for the meeting:

1.	election of the board of directors, with each director serving a one-year term and until his or her successor is elected and qualified;

2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

3.	approval, on an advisory basis, of the Company’s executive compensation.

Each of the eight nominees was elected, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified, and executive compensation was approved on an advisory basis.

The vote tabulation for each proposal is as follows:

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Arthur Ainsberg	19,106,213	343,218	8,265,594
Andrew L. Berger	18,799,282	650,149	8,265,594
T.J. Durkin	17,723,134	1,726,297	8,265,594
Debra Hess	19,150,418	299,013	8,265,594
Joseph LaManna	18,839,308	610,123	8,265,594
Peter Linneman	18,834,239	615,192	8,265,594
David N. Roberts	18,526,090	923,341	8,265,594
Brian C. Sigman	16,304,983	3,144,448	8,265,594

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,307,237	363,182	44,606	-0-

3.	Approval, on an advisory basis, of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,663,919	639,211	146,301	8,265,594

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: May 7, 2019	By:	/s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel and Secretary